UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2023
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.01 regarding the Thirteenth Amended Agreement (defined below) is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Amendment of Purchase and Sale Agreement and Disposition of Union Bank Plaza
As previously disclosed, on July 20, 2022, KBS Real Estate Investment Trust II, Inc. (the “Company”), through an indirect wholly owned subsidiary, entered into a purchase and sale agreement and escrow instructions (the “Agreement”) for the sale of Union Bank Plaza to WB Union Plaza Holdings LLC (the “Purchaser”), an affiliate of Waterbridge Capital. Union Bank Plaza is a 40‑story office building located in Los Angeles, California containing 701,888 rentable square feet on approximately 3.7 acres of land. The Purchaser is unaffiliated with the Company or its advisor. Pursuant to the Agreement, the sale price for Union Bank Plaza was $155.0 million, subject to prorations and adjustments as provided in the Agreement.
As previously disclosed on Form 8-K, the Company and the Purchaser amended the Agreement on October 14, 2022, November 23, 2022, December 9, 2022, December 29, 2022, January 12, 2023, January 26, 2023, February 10, 2023, February 17, 2023, February 27, 2023, March 6, 2023, March 16, 2023 and March 21, 2023. On March 30, 2023, the Company, through an indirect wholly owned subsidiary, entered into a thirteenth amendment to the Agreement (the “Thirteenth Amended Agreement”) with the Purchaser to extend the closing date to March 30, 2023. Pursuant to the Thirteenth Amended Agreement, if the sale closed by March 30, 2023, then the sale price for Union Bank Plaza was $104.0 million. In addition, pursuant to the Thirteenth Amended Agreement, the Company was no longer obligated to provide, and the Purchaser was no longer entitled to receive, credits towards the purchase price for outstanding capital expenditures, leasing commissions, tenant improvement allowances and free rent which was estimated to be approximately $5.7 million.
On March 30, 2023, the Company completed the sale of Union Bank Plaza to the Purchaser for $104.0 million, before third-party closing costs of approximately $1.1 million and excluding disposition fees payable to the Advisor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1

	Unaudited Pro Forma Consolidated Statement of Net Assets as of December 31, 2022 (Liquidation Basis)	F-2

	Unaudited Pro Forma Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Year ended December 31, 2022	F-4

(d)	Exhibits

Ex.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: April 5, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

KBS REAL ESTATE INVESTMENT TRUST II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated statement of net assets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2022 (liquidation basis), the related consolidated statement of changes in net assets for the year ended December 31, 2022 (liquidation basis), and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2022 have been included in KBS REIT II’s Annual Report on Form 10-K filed with the SEC on April 5, 2023.
The following unaudited pro forma consolidated statement of net assets as of December 31, 2022 has been prepared to give effect to the disposition of Union Bank Plaza as if the disposition occurred on December 31, 2022. The unaudited pro forma consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS REIT II as the disposition occurred on March 30, 2023 and certain amounts and balances have changed.
The following unaudited pro forma consolidated statement of changes in net assets for the year ended December 31, 2022 has been prepared to give effect to the March 30, 2023 disposition of Union Bank Plaza as if the disposition occurred on January 1, 2022.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Union Bank Plaza been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2022
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	Union Bank Plaza (b)		Pro Forma Total
Assets
Real estate, net of deposits received	$93,500	$(93,500)		$—
Cash and cash equivalents	46,440	90,245	(c)	136,685
Rents and other receivables	239	—		239
Due from affiliate	—	—		—
Other assets	43	—		43
Total assets	140,222	(3,255)		136,967
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	2,431	(188)	(d)	2,243
Accounts payable and accrued liabilities	1,086	—		1,086
Due to affiliates	4	—		4
Liabilities for estimated closing costs and disposition fees	2,231	(2,231)	(e)	—
Other liabilities	1,090	(1,024)	(f)	66
Total liabilities	6,842	(3,443)		3,399
Commitments and contingencies
Net assets in liquidation	$133,380	$188		$133,568

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2022
(a)Historical consolidated statement of net assets derived from KBS REIT II’s Annual Report on Form 10-K as of December 31, 2022.
(b)Represents adjustments to reflect the disposition of Union Bank Plaza. The aggregate liquidation value of Union Bank Plaza was $93.5 million, net of $10.5 million of non-refundable extension fees paid by the purchaser as of December 31, 2022 and excluding estimated closing costs.
(c)Represents the amount of net cash proceeds from the disposition of Union Bank Plaza, based on the gross sales price of $104.0 million, net of $10.5 million of non-refundable extension fees paid by the purchaser as of December 31, 2022, and net of closing costs, the disposition fee and rental security deposits.
(d)Represents the adjustment to eliminate estimated costs in excess of estimated receipts subsequent to December 31, 2022.
(e)Represents the adjustment to estimated closing costs and disposition fees to reflect the disposition.
(f)Represents the adjustment for rental security deposits transferred to the purchaser upon disposition.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2022
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	Union Bank Plaza (b)	Pro Forma Total
Net assets in liquidation, beginning of period	$205,521	$(71,587)	$133,934
Changes in net assets in liquidation
Change in liquidation value of real estate property after closing costs/disposition fees	(82,606)	82,606	—
Change in estimated cash flow during liquidation	3,086	(2,898)	188
Change in estimated capital expenditures	7,933	(7,933)	—
Other changes, net	(554)	—	(554)
Changes in net assets in liquidation	(72,141)	71,775	(366)
Net assets in liquidation, end of period	$133,380	$188	$133,568

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2022
(a)Historical consolidated statement of changes in net assets derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2022.
(b)The net assets in liquidation increased primarily as a result of adjustments to eliminate the estimated costs in excess of estimated receipts related to Union Bank Plaza subsequent to December 31, 2022.